Exhibit 99.1

BCC Funding XIII LLC

Equipment Contract Backed Notes, Series 2016-1

Sample Receivables Agreed-Upon Procedures

Report To:

Balboa Capital Corporation

Credit Suisse Securities (USA) LLC

1 September 2016

Ernst & Young LLP 5 Times Square New York, New York 10036-6530	Tel: (212) 773-3000 www.ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Balboa Capital Corporation

2010 Main Street, 11th Floor

Irvine, California 92614

Credit Suisse Securities (USA) LLC

11 Madison Avenue

New York, New York 10010

Re:	BCC Funding XIII LLC (the “Issuer”)
Equipment Contract Backed Notes, Series 2016-1 (the “Notes”)
Sample Receivables Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist the Issuer in evaluating the accuracy of certain information with respect to a pool of leases and commercial loan contracts (the “Receivables”) relating to the Issuer. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, Balboa Capital Corporation (the “Seller”), on behalf of the Issuer, provided us with:

a.	Electronic data files:

i.	Labeled “BCC 2016-1 datatape.xlsx” and the corresponding record layout and decode information (the “Preliminary Data File”) that the Seller, on behalf of the Issuer, indicated contains information as of 30 June 2016 (the “Preliminary Cut-Off Date”) on a pool of leases and commercial loan contracts (the “Preliminary Receivables”) which are expected to be representative of the Receivables and

ii.	Labeled “SIC Desc Mappings.xlsx” (the “SIC Code Mapping File”) that the Seller, on behalf of the Issuer, indicated contains a list of SIC codes and their corresponding lessee business descriptions,

b.	Imaged copies of the:

i.	Equipment lease agreement, equipment financing agreement, equipment financing lease, FMV lease agreement, lease agreement, lease schedules master lease agreement, monthly payment agreement, MPA schedule B, rental agreement, shield agreement, vehicle financing agreement, assignment, change addendum or correction notice (as applicable, and collectively, the “Contract”),

ii.	Lease transmittal (the “Lease Transmittal”) and

iii.	Certain printed screen shots from the Seller’s computerized servicing system (the “System Screen Shots,” together with the Contract and Lease Transmittal, the “Source Documents”)

for each Sample Receivable (as defined in Attachment A),

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which are listed on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing certain information that is further described in Attachment A. The Issuer is responsible for the Preliminary Data File, SIC Code Mapping File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Preliminary Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the SIC Code Mapping File, Source Documents or any other information provided to us by the Seller, on behalf of the Issuer, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Receivables or Receivables, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by or on behalf of the Issuer that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Receivables,

iii.	Whether the originator of the Receivables complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

1 September 2016

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Seller, on behalf of the Issuer, we:

a.	Identified the 50 largest Preliminary Receivables on the Preliminary Data File (the “Top 50 Receivables”) based on the total contract receivable balance, as shown on the Preliminary Data File, and

b.	Randomly selected a sample of 55 Preliminary Receivables that are not Top 50 Receivables from the Preliminary Data File (the “Random Sample Receivables,” together with the Top 50 Receivables, the “Sample Receivables”).

For the purpose of this procedure, the Seller, on behalf of the Issuer, did not inform us as to the basis for how they determined the criteria they instructed us to use for selecting the Sample Receivables or the number of Sample Receivables they instructed us to select from the Preliminary Data File.

For the purpose of these procedures, the 105 Sample Receivables are referred to as Sample Receivable Numbers 1 through 105.

2.	For each Sample Receivable, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on the Source Documents, subject to the instructions provided by the Seller, on behalf of the Issuer, that are stated in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Seller, on behalf of the Issuer, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

Exhibit 1 to Attachment A Page 1 of 3

Sample Characteristics and Source Documents

Sample Characteristic	Source Document(s)	Note(s)
Contract number	Contract or Lease Transmittal	i.

Customer name	Contract	ii.

Customer state	Contract

Original term	Contract or Lease Transmittal	iii., iv.

Contract type	Contract

Payment frequency	Contract

Contract rent amount	Contract or Lease Transmittal	v., vi.

Lease equipment cost	Lease Transmittal or System Screen Shots	vii., viii.

Vendor number	Lease Transmittal or System Screen Shots	ix., x.

Start date	Lease Transmittal or System Screen Shots	xi., xii.

New/used	Lease Transmittal

Customer number	Lease Transmittal

Lessee business description	System Screen Shots	xiii., xiv.

Equipment type	System Screen Shots	xv.

Notes:

i.	For identification purposes only.
ii.	For the purpose of comparing the customer name Sample Characteristic for each Sample Receivable, the Seller, on behalf of the Issuer, instructed us to ignore differences due to abbreviations and truncations.
iii.	For the purpose of comparing the original term Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 91, 92, 94 and 102), the Seller, on behalf of the Issuer, instructed us to use the Contract as the Source Document.
iv.	For the purpose of comparing the original term Sample Characteristic for Sample Receivable Numbers 91, 92, 94 and 102, the Seller, on behalf of the Issuer, instructed us to use the Lease Transmittal as the Source Document.

Exhibit 1 to Attachment A Page 2 of 3

Notes: (continued)

v.	For the purpose of comparing the contract rent amount Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 40, 64, 65, 71, 77, 91, 92 and 103), the Seller, on behalf of the Issuer, instructed us to use the Contract as the Source Document and to note agreement if the contract rent amount, as shown on the Preliminary Data File, matched any of the contract rent amounts, as shown on the Contract. We performed no procedures to reconcile any contradictory information contained on the Contract.
vi.	For the purpose of comparing the contract rent amount Sample Characteristic for Sample Receivable Numbers 40, 64, 65, 71, 77, 91, 92 and 103, the Seller, on behalf of the Issuer, instructed us to use the Lease Transmittal as the Source Document.
vii.	For the purpose of comparing the lease equipment cost Sample Characteristic for each Sample Receivable (except for Sample Receivable Number 66), the Seller, on behalf of the Issuer, instructed us to use the Lease Transmittal as the Source Document.
viii.	For the purpose of comparing the lease equipment cost Sample Characteristic for Sample Receivable Number 66, the Seller, on behalf of the Issuer, instructed us to use the System Screen Shots as the Source Document.
ix.	For the purpose of comparing the vendor number Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 31 and 87), the Seller, on behalf of the Issuer, instructed us to use the Lease Transmittal as the Source Document and to note agreement if the vendor number, as shown on the Preliminary Data File, matched any of the vendor numbers, as shown on the Lease Transmittal. We performed no procedures to reconcile any contradictory information contained on the Lease Transmittal.
x.	For the purpose of comparing the vendor number Sample Characteristic for Sample Receivable Numbers 31 and 87, the Seller, on behalf of the Issuer, instructed us to use the System Screen Shots as the Source Document and to note agreement if the vendor number, as shown on the Preliminary Data File, matches the corresponding parent ID, as shown on the System Screen Shots.
xi.	For the purpose of comparing the start date Sample Characteristic for each Sample Receivable (except for Sample Receivable Number 69), the Seller, on behalf of the Issuer, instructed us to use the Lease Transmittal as the Source Document.
xii.	For the purpose of comparing the start date Sample Characteristic for Sample Receivable Number 69, the Seller, on behalf of the Issuer, instructed us to use the System Screen Shots as the Source Document.

Exhibit 1 to Attachment A Page 3 of 3

Notes: (continued)

xiii.	For the purpose of comparing the lessee business description Sample Characteristic for each Sample Receivable, the Seller, on behalf of the Issuer, instructed us to compare the:
a.	SIC code, as shown on the Preliminary Data File, to the SIC code, as shown on the System Screen Shots and
b.	Lessee business description, as shown on the Preliminary Data File, to the lessee business description, as shown on the SIC Code Mapping File, that corresponds to the related SIC code, as shown on the Preliminary Data File, subject to the instruction in the succeeding paragraph of this note xiii.

For the purpose of this procedure, if the SIC Code Mapping File contained more than one lessee business description for any SIC code, the Seller, on behalf of the Issuer, instructed us to note agreement if the lessee business description, as shown on the Preliminary Data File, matched any of the corresponding lessee business descriptions, as shown on the SIC Code Mapping File.

xiv.	For the purpose of comparing the lessee business description Sample Characteristic for each Sample Receivable, the Seller, on behalf of the Issuer, instructed us to ignore differences due to abbreviation, misspelling, tense, pluralization or truncation.
xv.	For the purpose of comparing the equipment type Sample Characteristic, the Seller, on behalf of the Issuer, instructed us to note agreement if the equipment type value, as shown on the Preliminary Data File, matched any of the equipment type values, as shown on the System Screen Shots. We performed no procedures to reconcile any contradictory information contained on the System Screen Shots.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions provided by the Seller, on behalf of the Issuer, that are described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Receivable Number	Sample Characteristic	Preliminary Data File Value	Source Document Value

2	New/used	N	U

8	Equipment type	Agriculture	Plant Equipment

41	Original term	60	61

60	Original term	53	220 weekly